UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    September 30, 2011

National Beverage Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14170	59-2605822
(Commission File Number)	(IRS Employer Identification No.)

8100 SW Tenth Street, Suite 4000 Fort Lauderdale, Florida	33324
(Address of Principal Executive Offices)	(Zip Code)

(954) 581-0922

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On September 30, 2011, National Beverage Corp. held its Annual Meeting of Shareholders.  The following matters were voted upon at the meeting and received the following votes:

(1)	Election of two Class II Directors for a term of three years:

1.           Nick A. Caporella – 40,790,435 votes FOR; 3,014,626 votes WITHHELD

2.           Joseph P. Klock, Jr. – 43,680,707 votes FOR; 124,354 votes WITHHELD

(2)	Non-binding advisory vote on executive compensation:

43,744,788 votes FOR; 47,892 votes AGAINST; 12,381 votes ABSTAINED

(3)	Non-binding advisory vote on the frequency of future executive compensation advisory votes:

37,917,491 votes 3 YEARS; 46,214 votes 2 YEARS; 5,840,818 votes 1 YEAR; 538 votes ABSTAINED

There were no broker non-votes with respect to the above proposals.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Beverage Corp. (Registrant)

Date: October 4, 2011	By:	/s/ George R. Bracken
George R. Bracken Senior Vice President - Finance